Camelot Premium Return Fund

Class A: CPRFX Class C: CPRCX Class I: CPRIX

(the “Fund”)

Supplement dated December 21, 2018

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2018.

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Conversion of Class C Shares

The Board of Trustees of Mutual Fund Series Trust (the "Board") determined to close Class C shares to new investors and approved the conversion (the "Conversion") of all outstanding Class C Shares of the Fund to Class I shares of the Fund on January 4, 2019 (the "Conversion Date"). On the Conversion Date, each holder of Class C shares will receive a number of Class I shares equal in value to the Class C Class shares owned by that shareholder.

Class C shareholders who become Class I shareholders as a result of the Conversion will maintain their investment in the Fund. As a result of the Conversion, existing Class C shareholders will experience a decrease in their ongoing fees and expenses. For more information regarding the Fund's Class I shares, including relevant sales charges, fees and expenses, please see the Fund's Prospectus and SAI, each dated February 1, 2018.

The Conversion is not a taxable event for federal income tax purposes.

As of the Conversion Date, Class C of the Fund will no longer be open to new investors.

As of the Conversion Date, all references to Class C shares in the Prospectus, Summary Prospectus and SAI are deleted in their entirety

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated February 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.